                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                   SIX-MONTH DIVIDEND HISTORY       6
                             TOP FIVE SECTORS       7
             NET ASSET VALUE AND MARKET PRICE       7
              Q&A WITH YOUR PORTFOLIO MANAGER       8
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      17
                NOTES TO FINANCIAL STATEMENTS      22
                   DIVIDEND REINVESTMENT PLAN      26



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      28

Given the market's ups and downs--diversifying has never been more important.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 20, 2002

Dear Shareholder,

We seem to be at an economic crossroads--good news about the economy and earnings have been offset by escalating concerns abroad. Given the market's ups and downs, taking steps so your portfolio can be properly diversified has never been more important. So how do you decide what to do next?

Contact your financial advisor.

Your financial advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon. Remember, while no portfolio is immune to volatility, owning a variety of stock and fixed-income investments may help manage your portfolio's overall risk and improve its long-term performance potential. When reviewing your investment selections with your financial advisor, be sure to keep your long-term goals in mind--don't let short-term volatility distract you from your long-term retirement planning and investment goals.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA RELEASED IN APRIL 2002 DEPICTED AN ECONOMY ON THE PATH OF RECOVERY, BUT MANY MARKET OBSERVERS AND ANALYSTS WERE SLOW TO VIEW RECENT DEVELOPMENTS--SUCH AS IMPROVED PRODUCTIVITY AND STRONG GROWTH--POSITIVELY.

UNEMPLOYMENT DATA, RELEASED EARLY IN THE MONTH, REVEALED NEW JOBS HAD BEEN ADDED TO THE ECONOMY--ALBEIT AT A SUBDUED PACE. THE BELEAGUERED MANUFACTURING SECTOR REPORTED FACTORY PRODUCTION LEVELS THAT WERE CONSISTENT WITH RECENT INCREASES. HOUSING STARTS, ALTHOUGH STILL AT HISTORICALLY HIGH LEVELS, RETREATED MORE THAN ANALYSTS HAD ANTICIPATED. AT THE SAME TIME, RETAIL SALES CONTINUED TO DISPLAY SURPRISING STRENGTH.

CONTENT WITH WHAT THEY PERCEIVED TO BE GOOD--BUT NOT-GOOD-ENOUGH--RESULTS, THESE SAME MARKET OBSERVERS AND ANALYSTS SEEMED SURPRISED WHEN FIRST QUARTER GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, CAME IN AT A STRONGER-THAN-EXPECTED 5.6 PERCENT.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.70
Mar 02                                                                            5.60

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(April 30, 2000--April 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10
                                                                            2.00                               1.90
                                                                            1.75                               1.60
Jan 02                                                                      1.75                               1.10
                                                                            1.75                               1.10
                                                                            1.75                               1.50
Apr 02                                                                      1.75                               1.60

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2002)

------------------------------
NYSE Ticker Symbol - VNV
------------------------------

---------------------------------------------------------------------
Six-month total return(1)                                       0.38%
---------------------------------------------------------------------
One-year total return(1)                                        7.41%
---------------------------------------------------------------------
Five-year average annual total return(1)                       10.15%
---------------------------------------------------------------------
Life-of-Trust average annual total return(1)                    5.62%
---------------------------------------------------------------------
Commencement date                                             4/30/93
---------------------------------------------------------------------

Distribution rate as a % of closing common share market
price(2)                                                        6.26%
---------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common share market price(3)                                   10.94%
---------------------------------------------------------------------
Preferred share rate(4)                                         1.65%
---------------------------------------------------------------------
Net asset value                                                $15.76
---------------------------------------------------------------------
Closing common share market price                              $14.47
---------------------------------------------------------------------
Six-month high common share market price (02/06/02)            $15.42
---------------------------------------------------------------------
Six-month low common share market price (03/21/02)             $14.22
---------------------------------------------------------------------

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(3) The taxable-equivalent distribution rate is calculated assuming a 42.8% combined federal and state income tax rate effective for calendar year 2002, which takes into consideration the deductibility of individual state taxes paid.

(4) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2002
- AAA/Aaa............  44.6%   [PIE CHART]
- AA/Aa..............  33.5%
- A/A................   9.2%
- BBB/Baa............  12.7%
As of October 31, 2001
- AAA/Aaa............  41.9%   [PIE CHART]
- AA/Aa..............  33.4%
- A/A................   9.1%
- BBB/Baa............  15.6%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2002, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/01                                                                           0.0755
12/01                                                                           0.0755
1/02                                                                            0.0755
2/02                                                                            0.0755
3/02                                                                            0.0755
4/02                                                                            0.0755

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                       APRIL 30, 2002                    OCTOBER 31, 2001
                                                                       --------------                    ----------------
General Purpose                                                            18.20                              17.50
Health Care                                                                16.60                              16.40
Higher Education                                                           14.10                              13.00
Transportation                                                             12.60                               8.90
Industrial Revenue                                                          8.00                               7.90

Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--April 1993 through April 2002)

[LINE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
4/93                                                                      14.9000                            15.0000
                                                                          15.2600                            14.8750
                                                                          15.6100                            14.8750
12/93                                                                     15.4400                            14.1250
                                                                          13.2100                            13.0000
                                                                          13.1800                            12.8750
                                                                          12.6700                            11.0000
12/94                                                                     12.0700                            10.3750
                                                                          13.4000                            11.6250
                                                                          13.6200                            11.2500
                                                                          13.8600                            11.3750
12/95                                                                     14.8500                            11.7500
                                                                          14.0300                            11.7500
                                                                          13.8300                            11.1250
                                                                          14.2700                            11.5000
12/96                                                                     14.5600                            12.0000
                                                                          14.2100                            11.7500
                                                                          14.8000                            12.8750
                                                                          15.3400                            13.2500
12/97                                                                     15.7400                            14.1250
                                                                          15.7200                            14.5000
                                                                          15.7600                            14.3750
                                                                          16.2900                            14.8750
12/98                                                                     16.1400                            15.1250
                                                                          15.9500                            15.1250
                                                                          15.1500                            14.1875
                                                                          14.7000                            13.4375
12/99                                                                     14.1600                            12.8125
                                                                          14.5100                            13.2500
                                                                          14.5400                            13.4050
                                                                          14.8400                            13.5000
12/00                                                                     15.6400                            14.5000
                                                                          15.8500                            14.6900
                                                                          15.7400                            14.6400
                                                                          15.9800                            14.5100
12/01                                                                     15.4600                            14.6000
                                                                          15.4200                            14.3600
4/02                                                                      15.7600                            14.4700

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER FOR VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT
SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX-MONTH PERIOD ENDING APRIL 30, 2002. DENNIS PIETRZAK, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1968. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The market over the past six
months has been driven by shifting expectations about the future growth of the economy. As economic indicators wavered between encouraging and disappointing evidence of a sustained recovery, investors responded by driving yields in diverging directions from one month to the next. The result was a decidedly choppy market.

    In November and December of 2001, the first two months of the period, investors appeared to assume an imminent economic recovery. Fears that credit demand and inflation would soon rise in tandem with the economy's improving strength drove yields up across the market.

    Those fears were allayed in the first two months of 2002 as economic indicators began to be more mixed. Investors began to sense that the economy's recovery, and the concurrent upward pressure on interest rates, might not occur as quickly as they had previously anticipated. The resulting market rally sent yields lower in January and February as Wall Street economists pushed back their timetable for future Federal Reserve ("Fed") tightening.

    The next two months saw even sharper reversals of fortune for the municipal bond market. In March, the market posted one of its worst months of the past 20 years in the wake of unexpectedly strong employment and manufacturing numbers. The market then rallied strongly in April as continued volatility in the equity market caused investors to turn to the perceived relative safety of tax-exempt bonds.

    While yields were volatile during the period, we believe the municipal market on the whole remained fairly well balanced between supply and demand. Municipalities continued to take advantage of low interest rates by issuing new bonds, and issuance overall was up 10 percent for the first three months of 2002 compared to the same period one year earlier. Retail investors continued to show strong demand for the asset class as an alternative to volatile equity returns.

    The New York market continued to enjoy a favorable balance between supply and demand over the period. While the state's economy was hit by the events of September 11, individual investors continued to have strong demand for the state's bonds. Their demand was augmented by that of institutional investors, who issued a series of closed-end bond funds that helped support New York bond prices. While the market was choppy at times in the wake of the dramatic events, New York bonds were on the whole surprisingly strong, with little price erosion or deterioration of credit. The New York market was one of the best performers during the period.

    The portfolio continued to offer a competitive level of tax-exempt income. The trust's monthly dividend of $0.0755 per share translated to a distribution rate of 6.26 percent based on the trust's closing common share market price on April 30, 2002. Based on these figures, investors would have to earn a distribution rate of 10.94 percent on a taxable investment (for an investor in the 42.8 percent combined federal and state income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ending April 30, 2002, the trust produced a total return of 0.38 percent based on common share market price. This reflects a decrease in common share market price from $14.86 per share on October 31, 2001 to $14.47 per share on April 30, 2002.

    Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Investment return and principal value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers New York Municipal Bond Index posted a total return of 1.49 percent for the same period. This index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN THIS ENVIRONMENT?

A   Consistent with our long-term
strategy, we remained focused on adjusting the portfolio to try to take advantage of relative value opportunities in the market. Our trading focused on capturing value between various sectors, which become more or less attractive over time due to supply and demand imbalances. Once the securities reached our performance targets, we then sold them and rotated into others that we believed offered better total return potential.

    Our sales in the trust consisted of discount and zero-coupon holdings that had performed strongly. We reinvested the proceeds into long-duration discount bonds with, in our opinion, more attractive structural characteristics. On a selective basis, we also added a long position that we believe should help support the trust's income.

    Through our quantitative analysis, we determined that the intermediate portion of the yield curve offered the best potential for superior returns. As a result, we sought to take advantage of issuance of intermediate bonds with premium coupons that are priced to their call date. These credits have historically offered the advantage of strong income as well as moderate vulnerability to changes in interest rates. Through careful security selection, we were able to find several attractive issues that met this profile and added them to the portfolio.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   We will continue to watch the
economy for any acceleration in growth that would cause the Fed to boost rates. With interest rates this low, it may be difficult to keep inflationary fears out of the picture for long. As a result, we expect that there may be increasing pressure on the Fed to act in the coming months, which may drive yields higher, particularly on the short end of the curve.

    For the municipal market, we expect that issuance will remain steady. Rising interest rates could put a damper on refinancing activity, but voters in most areas appear to be amenable to ballot initiatives that result in debt financing. We anticipate that equity market sentiment may continue to be a key driver of investor appetite for municipal bonds. In our view, as long as stocks remain volatile, the municipal market is likely to continue to enjoy positive inflows.

    Within the New York market, we expect both supply and demand to continue to be healthy. The state's relatively high income taxes should continue to add to investor demand for New York bonds, as should the group of new funds. At the same time, New York City's new administration is moving to restructure the debt of various city agencies. We believe this should result in a strong supply of issuance as the city rebuilds.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

COUPON RATE: The stated rate of interest a bond pays on an annual basis, expressed as a percentage of its face value.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value or "par value". Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

PREMIUM BOND: A bond whose market price is above its face value, or "par value." Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond.

SECTOR: A group of securities that are similar with respect to industry, maturity, credit rating, or coupon.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  154.6%
          NEW YORK  147.0%
$   50    Groton, NY Cmnty Hlthcare Ctr Inc Hlthcare
          Fac Rev Groton Cmnty Ser A (FHA Gtd)........ 7.450%   07/15/21   $     50,215
 2,000    Islip, NY Res Recovery Agy (AMBAC Insd)
          (a)......................................... 7.250    07/01/11      2,430,320
 1,200    Monroe Cnty, NY Indl Dev Agy Rev Student Hsg
          Collegiate Ser A............................ 5.375    04/01/29      1,139,472
 1,000    Nassau Cnty, NY Impt Ser F.................. 7.000    03/01/03      1,033,360
 1,000    Nassau Cnty, NY Interim Fin Auth Sales Tax
          Sec Ser A1 (AMBAC Insd)..................... 5.375    11/15/16      1,055,730
 1,000    New York City Hsg Dev Corp Multi-Family Hsg
          Rev Ser A................................... 5.950    11/01/32      1,022,560
 3,500    New York City Indl Dev Agy Brooklyn Navy
          Yard........................................ 5.650    10/01/28      3,422,335
 1,200    New York City Indl Dev Agy Civic Fac Rev
          Staten Island Univ Hosp Proj Ser A.......... 6.375    07/01/31      1,197,024
 1,000    New York City Indl Dev Agy Spl Arpt Fac Rev
          Airl JFK I LLC Proj Ser A................... 5.500    07/01/28        928,110
 2,000    New York City Indl Dev Agy Spl Fac Rev
          Terminal One Group Assn Proj................ 6.000    01/01/15      2,040,620
 1,230    New York City Indl Dev Civic YMCA Gtr NY
          Proj........................................ 5.850    08/01/08      1,325,128
 1,500    New York City Indl Dev Civic YMCA Gtr NY
          Proj........................................ 5.800    08/01/16      1,546,395
 3,000    New York City Muni Wtr Fin Auth Wtr & Swr
          Sys Ser B (FGIC Insd)....................... 5.250    06/15/29      3,000,600
 4,000    New York City Ser A......................... 7.000    08/01/04      4,358,400
    30    New York City Ser A......................... 7.750    08/15/06         30,591
 1,500    New York City Ser E Rfdg (MBIA Insd)........ 6.200    08/01/08      1,698,495

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          NEW YORK (CONTINUED)
$1,000    New York City Ser K......................... 5.625%   08/01/13   $  1,062,400
 2,000    New York City Transitional Fin Auth Rev
          Future Tax Sec Ser A........................ 5.000    08/15/27      1,934,360
 3,500    New York City Transitional Fin Auth Rev
          Future Tax Sec Ser B (FGIC Insd)............ 4.750    11/15/23      3,294,690
 1,750    New York City Transitional Fin Auth Rev
          Future Tax Sec Ser B (MBIA Insd)............ 5.250    05/01/16      1,829,800
 2,150    New York St Dorm Auth Lease Rev Master Boces
          Pgm Ser A (FSA Insd)........................ 5.250    08/15/16      2,225,766
 2,875    New York St Dorm Auth Lease Rev St Univ Dorm
          Fac Ser B................................... 5.125    07/01/28      2,807,984
 2,000    New York St Dorm Auth Rev City Univ Sys
          Third Gen Res 2............................. 6.000    07/01/05      2,183,500
 2,500    New York St Dorm Auth Rev Cons City Univ Sys
          Second Gen Res Ser A........................ 5.750    07/01/13      2,768,350
 1,500    New York St Dorm Auth Rev Cons City Univ Sys
          Ser A....................................... 5.625    07/01/16      1,649,610
 2,000    New York St Dorm Auth Rev Court Fac Lease
          Ser A....................................... 5.625    05/15/13      2,070,500
 2,500    New York St Dorm Auth Rev Hosp NY &
          Presbyterian (AMBAC Insd)................... 4.750    08/01/27      2,311,250
 1,425    New York St Dorm Auth Rev Insd John T Mather
          Mem Hosp Rfdg (Connie Lee Insd)............. 6.500    07/01/08      1,636,427
 1,000    New York St Dorm Auth Rev Insd John T Mather
          Mem Hosp Rfdg (Connie Lee Insd)............. 6.500    07/01/10      1,167,760
 1,720    New York St Dorm Auth Rev Insd John T Mather
          Mem Hosp Rfdg (Connie Lee Insd)............. 6.500    07/01/11      2,023,391
 1,000    New York St Dorm Auth Rev Mental Hlth Svc
          Fac Ser A................................... 6.000    02/15/07      1,102,850
 2,515    New York St Dorm Auth Rev Second Hosp
          Interfaith Med Cent Ser D (FSA Insd)........ 5.750    02/15/08      2,768,185
 1,000    New York St Dorm Auth Rev St Univ Ed Fac Ser
          A (MBIA Insd)............................... 4.750    05/15/25        936,770
 1,000    New York St Dorm Auth Rev St Univ Ed Fac Ser
          B (FSA Insd)................................ 5.250    05/15/13      1,083,250

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          NEW YORK (CONTINUED)
$1,000    New York St Energy Resh & Dev Auth St Svc
          Contract Rev................................ 6.000%   04/01/07   $  1,106,570
 3,000    New York St Energy Resh & Dev Auth Gas Fac
          Rev Brooklyn Union Gas Ser C (MBIA Insd).... 5.600    06/01/25      3,057,810
 1,100    New York St Environmental Fac Corp Pollutn
          Ctl Rev St Wtr Rev (Prerefunded @
          06/15/04)................................... 6.600    06/15/09      1,214,807
 1,000    New York St Environmental Fac Corp St Clean
          Wtr & Drinking Revolving Fd Muni Wtr Proj
          Ser B....................................... 5.250    06/15/20      1,024,010
 1,000    New York St Loc Govt Assist Corp Ser E
          Rfdg........................................ 6.000    04/01/14      1,145,640
 1,000    New York St Med Care Fac Fin Agy Rev Mental
          Hlth Ser F Rfdg (FGIC Insd)................. 5.375    02/15/14      1,029,940
 1,000    New York St Med Care Fac Fin Agy Rev
          Presbyterian Hosp Mtg Ser A Rfdg (FHA
          Gtd)........................................ 5.250    08/15/14      1,042,630
 3,000    New York St Med Care Fac Fin Agy Rev Saint
          Peter's Hosp Proj Ser A (AMBAC Insd)........ 5.375    11/01/20      3,030,450
   610    New York St Mtg Agy Rev Homeowner Mtg Ser 42
          (FHA Gtd)................................... 6.400    10/01/20        619,644
 1,945    New York St Mtg Agy Rev Homeowner Mtg Ser
          52.......................................... 6.100    04/01/26      2,020,252
 2,279    New York St Mtg Agy Rev Homeowner Mtg Ser
          58.......................................... 6.400    04/01/27      2,410,088
 2,000    New York St Mtg Agy Rev Homeowner Mtg Ser
          90.......................................... 6.350    10/01/30      2,128,340
 1,000    New York St Twy Auth Hwy & Brdg Tr Fd Ser A
          (FSA Insd).................................. 5.250    04/01/19      1,022,860
 1,000    New York St Twy Auth Svc Contract Loc Hwy &
          Bldg........................................ 5.750    04/01/09      1,083,600
 2,150    New York St Urban Dev Corp Rev Correctional
          Fac Ser A Rfdg.............................. 5.500    01/01/14      2,352,594
 1,000    New York St Urban Dev Corp Rev Proj Pine
          Barrens..................................... 5.375    04/01/17      1,016,350
 1,000    New York St Urban Dev Corp Rev St Fac Rfdg.. 5.500    04/01/07      1,084,700

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          NEW YORK (CONTINUED)
$1,060    Niagara Falls, NY Wtr Treatment Plant (MBIA
          Insd)....................................... 7.250%   11/01/10   $  1,295,543
   650    Niagara Falls, NY Wtr Treatment Plant (MBIA
          Insd)....................................... 7.000    11/01/14        720,714
 2,000    Port Auth NY & NJ Cons 97th Ser (FGIC
          Insd)....................................... 6.650    01/15/23      2,117,600
 2,500    Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
          Intl Arpt Terminal 6 (MBIA Insd)............ 5.750    12/01/25      2,578,625
 1,250    Sodus, NY Ctr Sch Dist Rfdg (FGIC Insd)
          (b)......................................... 5.125    06/15/17      1,281,038
 3,000    Triborough Brdg & Tunl Auth NY Rev Gen Purp
          Ser A....................................... 5.000    01/01/32      2,863,770
 1,000    Yonkers, NY Indl Dev Agy Civic Fac Rev Cmnty
          Dev Ppty Yonkers Inc Ser A.................. 6.625    02/01/26      1,050,080
                                                                           ------------
                                                                             99,433,853
                                                                           ------------
          PUERTO RICO  5.2%
 3,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
          Ser Y Rfdg (FSA Insd)....................... 6.250    07/01/21      3,518,070
                                                                           ------------

          U. S. VIRGIN ISLANDS  2.4%
 1,500    Virgin Islands Pub Fin Auth Rev Gross Rcpt
          Taxes Ln Nt Ser A........................... 6.375    10/01/19      1,617,960
                                                                           ------------
TOTAL LONG-TERM INVESTMENTS  154.6%
  (Cost $96,799,823)....................................................    104,569,883
SHORT-TERM INVESTMENTS  4.3%
  (Cost $2,900,000).....................................................      2,900,000
                                                                           ------------
TOTAL INVESTMENTS  158.9%
  (Cost $99,699,823)....................................................    107,469,883
OTHER ASSETS IN EXCESS OF LIABILITIES  0.3%.............................        175,562
PREFERRED SHARES  (59.2%)...............................................    (40,010,848)
                                                                           ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%..........................   $ 67,634,597
                                                                           ============

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

(a) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(b) Securities purchased on a when-issued or delayed delivery basis.

AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $99,699,823)........................  $107,469,883
Cash........................................................        28,976
Interest Receivable.........................................     1,704,723
Other.......................................................           203
                                                              ------------
    Total Assets............................................   109,203,785
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,281,037
  Investment Advisory Fee...................................        52,768
  Administrative Fee........................................        17,589
  Affiliates................................................         5,448
Trustees' Deferred Compensation and Retirement Plans........       138,147
Accrued Expenses............................................        63,351
                                                              ------------
    Total Liabilities.......................................     1,558,340
Preferred Shares............................................    40,010,848
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 67,634,597
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($67,634,597 divided by
  4,291,172 shares outstanding).............................  $      15.76
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,291,172 shares issued and
  outstanding)..............................................        42,912
Paid in Surplus.............................................    62,940,596
Net Unrealized Appreciation.................................     7,770,060
Accumulated Undistributed Net Investment Income.............       675,228
Accumulated Net Realized Loss...............................    (3,794,199)
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 67,634,597
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 1,600 issued with liquidation preference of
  $25,000 per share)........................................  $ 40,000,000
                                                              ============

NET ASSETS INCLUDING PREFERRED SHARES.......................  $107,634,597
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 2,916,581
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      319,786
Administrative Fee..........................................      106,595
Preferred Share Maintenance.................................       54,954
Trustees' Fees and Related Expenses.........................       16,480
Legal.......................................................        8,833
Custody.....................................................        3,315
Other.......................................................       57,753
                                                              -----------
    Total Expenses..........................................      567,716
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 2,348,865
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   636,545
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   10,050,452
  End of the Period.........................................    7,770,060
                                                              -----------
Net Unrealized Depreciation During the Period...............   (2,280,392)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(1,643,847)
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (285,216)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $   419,802
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2002     OCTOBER 31, 2001
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $ 2,348,865         $ 4,674,515
Net Realized Gain..................................       636,545             268,919
Net Unrealized Appreciation/Depreciation During the
  Period...........................................    (2,280,392)          4,744,145
Distributions to Preferred Shareholders:
  Net Investment Income............................      (285,216)         (1,162,506)
                                                      -----------         -----------
Change in Net Assets from Operations...............       419,802           8,525,073

Distributions to Common Shareholders:
  Net Investment Income............................    (1,943,711)         (3,668,655)
                                                      -----------         -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................    (1,523,909)          4,856,418

NET ASSETS:
Beginning of the Period............................    69,158,506          64,302,088
                                                      -----------         -----------
End of the Period (Including accumulated
  undistributed net investment income of $675,228
  and $364,965, respectively)......................   $67,634,597         $69,158,506
                                                      ===========         ===========

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       SIX MONTHS
                                                         ENDED
                                                       APRIL 30,    ------------------
                                                        2002 (a)     2001       2000
                                                       -------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (b)..........  $ 16.12     $ 14.98   $  14.31
                                                        -------     -------   --------
  Net Investment Income...............................      .55        1.09       1.12
  Net Realized and Unrealized Gain/Loss...............     (.39)       1.17        .75
  Common Share Equivalent of Distributions Paid to
  Preferred Shareholders:
    Net Investment Income.............................     (.07)       (.27)      (.37)
    Net Realized Gain.................................      -0-         -0-        -0-
                                                        -------     -------   --------
Total from Investment Operations......................      .09        1.99       1.50
Less Distributions Paid to Common Shareholders:
    Net Investment Income.............................      .45         .85        .83
    Net Realized Gain.................................      -0-         -0-        -0-
                                                        -------     -------   --------
NET ASSET VALUE, END OF THE PERIOD....................  $ 15.76     $ 16.12   $  14.98
                                                        =======     =======   ========
Common Share Market Price at End of the Period........  $ 14.47     $ 14.86   $13.0625
Total Return (c)......................................     .38%*     20.61%      6.44%
Net Assets at End of the Period (In millions).........  $  67.6     $  69.2   $   64.3
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares (d)...................................    1.70%       1.75%      1.85%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d).....................    7.02%       6.92%      7.73%
Portfolio Turnover....................................      11%*         6%        29%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (d)................................    1.07%       1.10%      1.13%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (e).....................    6.17%       5.20%      5.20%
SENIOR SECURITIES:
Total Preferred Shares Outstanding....................    1,600       1,600      1,600
Asset Coverage Per Preferred Share (f)................  $67,278     $68,224   $ 65,189
Involuntary Liquidating Preference Per Preferred
  Share...............................................  $25,000     $25,000   $ 25,000
Average Market Value Per Preferred Share..............  $25,000     $25,000   $ 25,000

 * Non-Annualized

(a) As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the six months ended April 30, 2002 was to increase net investment income per share by $.01, increase net realized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets applicable to common shares by .12%. Per share, ratios and supplemental data for periods prior to April 30, 2002 have not been restated to reflect this change in presentation.

(b) Net Asset Value at April 30, 1993, is adjusted for common and preferred share offering costs of $.303 per common share.

(c) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(d) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(e) Ratios reflect the effect of dividend payments to preferred shareholders.

(f) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                                                       APRIL 30, 1993
                                                                       (COMMENCEMENT
YEAR ENDED OCTOBER 31,                                                 OF INVESTMENT
-------------------------------------------------------------------    OPERATIONS) TO
      1999       1998       1997       1996       1995       1994     OCTOBER 31, 1993
--------------------------------------------------------------------------------------
    $  16.14   $  15.39   $  14.45   $  14.17   $  12.23   $  15.61       $  14.70
    --------   --------   --------   --------   --------   --------       --------
        1.09       1.09       1.10       1.09       1.07       1.04            .37
       (1.85)       .74        .87        .17       1.95      (3.18)           .89
        (.28)      (.31)      (.31)      (.32)      (.36)      (.23)          (.06)
         -0-        -0-        -0-        -0-        -0-       (.03)           -0-
    --------   --------   --------   --------   --------   --------       --------
       (1.04)      1.52       1.66        .94       2.66      (2.40)          1.20
         .79        .77        .72        .66        .72        .84            .29
         -0-        -0-        -0-        -0-        -0-        .14            -0-
    --------   --------   --------   --------   --------   --------       --------
    $  14.31   $  16.14   $  15.39   $  14.45   $  14.17   $  12.23       $  15.61
    ========   ========   ========   ========   ========   ========       ========
    $13.0625   $14.9375   $13.3125   $ 11.625   $ 11.375   $  10.25       $ 14.875
      -7.68%     18.32%     21.19%      8.09%     18.15%    -25.74%          1.09%*
    $   61.4   $   69.3   $   66.0   $   62.0   $   60.8   $   52.5       $   67.0
       1.80%      1.79%      1.87%      1.95%      2.06%      1.88%          1.56%
       7.01%      6.91%      7.42%      7.69%      8.11%      7.45%          4.95%
          4%        11%        25%        51%        77%        91%            43%*
       1.12%      1.13%      1.15%      1.18%      1.20%      1.13%          1.17%
       5.19%      4.96%      5.32%      5.41%      5.38%      5.82%          4.13%
       1,600        800        800        800        800        800            800
    $ 63,381   $136,581   $132,546   $127,515   $126,006   $115,624       $133,740
    $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000       $ 50,000
    $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000       $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen New York Value Municipal Income Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal as well as from New York State and New York City income taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in New York municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on April 30, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2002, the Trust had $1,281,038 of when-issued and delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

    As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Prior to November 1, 2001, the Trust did not accrete market discount on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in a $190,325 increase in cost of securities and a corresponding $190,325 decrease in net unrealized appreciation based on securities held by the Trust on November 1, 2001.

    The effect of this change for the six months ended April 30, 2002 was to increase net investment income by $40,603; increase net unrealized depreciation by $29,564, and decrease net realized gain by $11,039. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2001, the Trust had an accumulated capital loss carryforward for tax purposes of $4,285,893 which will expire between October 31, 2002 and October 31, 2003. Of this amount, $1,973,580 will expire on October 31, 2002. Net realized gains or losses may differ for financial reporting purposes and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions.

    At April 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $99,624,785
                                                                ===========
Gross tax unrealized appreciation...........................    $ 8,098,924
Gross tax unrealized depreciation...........................        253,826
                                                                -----------
Net tax unrealized appreciation on investments..............    $ 7,845,098
                                                                ===========

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. RECLASSIFICATIONS In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current period, the Trust has reclassified its Auction Preferred Shares ("APS") outside of permanent equity in the Net Assets section of the Statement of Assets and Liabilities. In addition, distributions to APS shareholders are now classified as a component of the "Increase in net assets from operations" on the Statement of Operations and the Statements of Changes in Net Assets and as a component of the "Total from investment operations" on the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Trust.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of ..05% of the average daily net assets of the Trust. Effective May 15, 2002, this fee was reduced from .20% to .05% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2002, the Trust recognized expenses of approximately $2,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2002, the Trust recognized expenses of approximately $13,100 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $11,601,659 and $11,502,530, respectively.

4. PREFERRED SHARES

The Trust has outstanding 1,600 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every seven days through an auction process. The rate in effect on April 30, 2002 was 1.65%. During the six months ended April 30, 2002, the rates ranged from 0.98% to 1.95%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN NEW YORK VALUE MUNICIPAL
INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

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

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
VNV SAR 6/02                                                   Member NASD/SIPC.
                                                                 6152F02-AS-6/02